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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 3, 2001
                        ---------------------------------
                        (Date of earliest event reported)

                                    VYYO INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                     0-30189                    94-3241270
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(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                           Identification No.)

                    20400 Stevens Creek Boulevard, 8th Floor
                           Cupertino, California 95104
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          (Address of principal executive offices, including zip code)

                                 (408) 863-2300
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              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On November 28, 2001, and effective on December 3, 2001, the Audit Committee and the Board of Directors of Vyyo Inc. (the "Company") approved the dismissal of Ernst & Young LLP and the engagement of PricewaterhouseCoopers LLP ("PWC") as independent accountants of the Company for the year ended December 31, 2001. Ernst & Young LLP's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recently completed fiscal years and the subsequent interim period preceding the determination to change accountants, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such years. The Company requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Company has filed that letter as an exhibit to this Form 8-K.

(b) The Company engaged PWC as the Company's new independent accountants effective as of December 3, 2001. During the Company's two most recent fiscal years and the subsequent interim period prior to engaging PWC, neither the Company nor anyone on its behalf consulted with PWC regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by PWC that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  EXHIBITS

     16. Letter of Ernst & Young LLP regarding Change in Registrant's Certifying Accountant

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      VYYO INC.



Date:  December 3, 2001               By:    /s/ Davidi Gilo
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                                                 Davidi Gilo,
                                                 Interim Chief Financial Officer

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